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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-83068 dated August 16, 1994) pertaining to The 1993 Incentive Plan of Fuel Tech N.V. of our report dated march 1, 2000, with respect to the consolidated financial statements of Fuel Tech N.V. included in this Annual Report on Form 10-K for the year ended December 31, 1999.

Ernst & Young LLP

Chicago, Illinois
March 29, 2000